UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2022 – June 30, 2022

Item 1. Reports to Stockholders.

(a)

ALL STAR® FUNDS

ASG LISTED NYSE

Semi-Annual Report | June 30, 2022

Liberty All-Star® Growth Fund

Contents

1	President’s Letter
5	Table of Distributions and Rights Offerings
6	Top 20 Holdings and Economic Sectors
7	Major Stock Changes in the Quarter
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
11	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small, mid- and large cap growth stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2022

The highest inflation in decades, a hawkish Federal Reserve, a slowing economy, deteriorating consumer sentiment and global fallout from the war in Ukraine combined to send U.S. equity markets sharply lower in the second quarter and accelerate losses incurred in the first quarter.

A snapshot of the S&P 500® Index captures equity market turmoil through the first half of 2022:

●	Lower by 16.10 percent in the second quarter after a decline of 4.60 percent in the first quarter for a first half return of -19.96 percent.
●	The poorest first half performance since 1970.
●	Declines in 10 of the last 12 weeks of the half and for every S&P sector except energy, which returned 31.82 percent.
●	Losses of 2 percent or more on 14 occasions in the first half, making it one of the most volatile periods in the last two decades.

The Dow Jones Industrial Average (DJIA) fared somewhat better, returning -10.78 percent in the second quarter and -14.44 percent for the half. The NASDAQ Composite Index saw greater declines, however, as investors shed richly-valued large- and mega-cap growth stocks. The NASDAQ Composite returned -22.28 percent in the quarter and -29.23 percent over the six- month period.

Any search of data underlying the broad retreat could start with monthly reports of the Consumer Price Index showing annualized increases in the 8 percent-plus range (the May reading being the highest since December of 1981). Seeking to tamp down the inflationary outbreak, the Federal Open Market Committee (FOMC) raised the key fed funds rate by 0.50 percent in early May and followed with a 0.75 percent increase in mid-June (with further increases anticipated). Rates rose in the bond market as well, with the yield on 10-year Treasuries reaching as high as 3.49 percent in mid-June, having started the year at 1.52 percent. The economy slowed dramatically as well, contracting at an annualized rate of 1.6 percent in the first quarter after a robust 6.9 percent expansion in the previous quarter. All of this left consumers in a cautious mood, exemplified by the widely followed University of Michigan consumer sentiment index tumbling to the lowest reading on record in June. The war in Ukraine had global geopolitical implications but from a purely economic perspective supplies of food and energy headed the list; the annual energy and food components of the CPI jumped 34.6 percent and 10.1 percent, respectively, in May. Inflation not only hurt consumers but businesses also as they were pressed to maintain profit margins given the higher cost of energy and other essentials; this gave investors another worry—the potential for lower corporate earnings in future quarters.

Employment provided the quarter’s most encouraging news. The U.S. added an average of 397,000 jobs each month in the second quarter, continuing recent strong job growth. The unemployment rate remained at a modest 3.6 percent while wages and salaries generally rose (e.g., up an annualized 5.5 percent in April.)

Semi-Annual Report (Unaudited) | June 30, 2022	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

All the unsettled conditions compelled investors to reprice technology and other high growth stocks, resulting in a quarter and half year in which the value style outperformed the growth style on a relative basis. The broad market Russell 3000® Value Index returned -12.41 percent in the second quarter, bringing its year-to-date return as of June 30 to -13.15 percent. By comparison, the Russell 3000® Growth Index returned -20.83 percent in the second quarter and -28.15 percent for the first half.

This pattern held true throughout the capitalization spectrum as represented by the Liberty All-Star Growth Fund. Citing figures for the full first half of 2022, the large-cap Russell 1000® Growth Index returned -28.07 percent compared to the -12.86 percent return for the Value index. The Russell Midcap® Growth Index returned -31.00 percent versus -16.23 percent for the Value index. Among small-cap stocks, the Russell 2000® Growth Index returned -29.45 percent while the corresponding Value index returned -17.31 percent.

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund produced mixed results in a quarter that was difficult for equity markets generally and the Fund specifically. For the second quarter, the Fund returned -21.38 percent with shares valued at net asset value (NAV) with dividends reinvested and -20.72 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Both measures of Fund returns were better, on a relative basis, than the -22.90 percent return of the Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average. Both narrowly trailed the -20.40 percent return of the Fund’s Russell Growth Benchmark, however. Reflective of the difficulties encountered by growth stocks generally, Fund returns substantially lagged those of the S&P 500® and the DJIA but were better than that of the NASDAQ Composite.

For the full first half, the Fund posted an NAV return of -31.90 percent and a market price return of -32.10 percent. On a relative basis, both were better than the -32.59 percent return of the Lipper Multi-Cap Growth Mutual Fund Average but lagged the Russell Growth Benchmark return of -29.30 percent. Fund returns trailed the three widely followed public equity indices mentioned in the previous paragraph.

Over the quarter, Fund shares traded in a range from a -1.0 percent discount to underlying NAV to a premium of 10.7 percent. This compares to a discount/premium in the first quarter that ranged from -2.1 percent to 11.4 percent (which also represents the range of the discount and premium for full first half).

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.14 to shareholders during the second quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $16.29 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

It is our custom to include a Q&A with one of the Fund’s investment managers in our semi-annual reports. This year we feature the Fund’s mid-cap growth manager, Congress Asset Management Company, and invite shareholders to read the interview, which begins on page 9.

Through the first half of 2022 the Fund led or trailed various benchmarks and equity market indices, but generally performed in-line during what was investors’ most difficult period in many years. Of greater significance than any short-term period, Fund results continue to compare favorably with key benchmarks over the long term. That is a perspective we at ALPS Advisors believe we share with Fund investors: Remaining disciplined in challenging times, positioned well in favorable markets, but always keeping our sights focused on a diversified, high-quality growth equity portfolio for shareholders pursuing long-term investment objectives.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2022 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2022	3

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2022)
Net Asset Value (NAV)	$5.36
Market Price	$5.83
Premium	8.8%

	Quarter	Year-to-Date
Distributions*	$0.14	$0.29
Market Price Trading Range	$5.04 to $7.70	$5.04 to $9.09
Premium/(Discount) Range	10.7% to -1.0%	11.4% to -2.1%
Performance (Periods ended June 30, 2022)
Shares Valued at NAV with Dividends Reinvested	-21.38%	-31.90%
Shares Valued at Market Price with Dividends Reinvested	-20.72%	-32.10%
Dow Jones Industrial Average	-10.78%	-14.44%
Lipper Multi-Cap Growth Mutual Fund Average	-22.90%	-32.59%
NASDAQ Composite Index	-22.28%	-29.23%
Russell Growth Benchmark	-20.40%	-29.30%
S&P 500® Index	-16.10%	-19.96%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2022 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2022.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial

Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 33.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed -end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022
1st Quarter	0.15
2nd Quarter	0.14
Total	$16.29

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2022 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2022	5

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

June 30, 2022 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
SPS Commerce, Inc.	2.64%
UnitedHealth Group, Inc.	2.14
Microsoft Corp.	1.95
FirstService Corp.	1.85
Visa, Inc.	1.81
Casella Waste Systems, Inc.	1.80
Amazon.com, Inc.	1.78
Montrose Environmental Group, Inc.	1.48
Hamilton Lane, Inc.	1.47
Danaher Corp.	1.44
Intuit, Inc.	1.43
MSCI, Inc.	1.43
Alphabet, Inc.	1.33
StepStone Group, Inc.	1.31
Ball Corp.	1.31
Yum! Brands, Inc.	1.29
S&P Global, Inc.	1.28
Thermo Fisher Scientific, Inc.	1.28
Globant SA	1.27
SiteOne Landscape Supply, Inc.	1.23
31.52%

Economic Sectors*	Percent of Net Assets
Information Technology	27.80%
Health Care	22.32
Industrials	11.52
Consumer Discretionary	10.36
Financials	9.76
Communication Services	4.63
Real Estate	3.97
Materials	3.38
Consumer Staples	1.88
Energy	1.73
Other Net Assets	2.65
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2022.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/22
Purchases
Adobe, Inc.	5,490	5,490
IQVIA Holdings, Inc.	12,738	12,738
Trimble, Inc.	50,000	50,000

Sales
Huntington Ingalls Industries, Inc.	(17,000)	0
PayPal Holdings, Inc.	(31,468)	0
Progyny, Inc.	(66,646)	63,224

Semi-Annual Report (Unaudited) | June 30, 2022	7

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 33 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2022 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small Large
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,136	409	520	50	40	28	117*
Percent of Holdings in Top 10	5%	12%	45%	50%	30%	47%	19%
Weighted Average Market Capitalization (billions)	$2.9	$21.8	$730.4	$3.1	$15.0	$343.9	$124.8
Average Five-Year Earnings Per Share Growth	16%	21%	25%	31%	28%	25%	27%
Average Five-Year Sales Per Share Growth	9%	12%	15%	9%	12%	13%	11%
Price/Earnings Ratio**	17x	24x	24x	28x	21x	28x	25x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Todd Solomon, CFA Senior Vice President/Portfolio Manager Congress Asset Management Company, LLP

CONGRESS STOCKS EXHIBIT SOUND FINANCIALS, CONSISTENT GROWTH AND REASONABLE VALUATIONS

Congress Asset Management is the Fund’s mid-cap growth manager. Congress employs a strategy focused on established, high-quality companies that are growing earnings and generating attractive levels of free cash flow. The firm also strives to construct portfolios with relatively low levels of volatility. We recently had the chance to talk with Todd Solomon, CFA, Senior Vice President and Portfolio Manager at Congress. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

Your comments recently in the 2021 Liberty All-Star Growth Fund Annual Report now appear to be prophetic. To quote a portion of your comment, “… as 2021 progressed … investors began to realize that the hyper-growth that followed 2020’s lows was not just unrepeatable, but likely to be followed by slowing, or even negative, growth for some firms in 2022.” In that light, what portfolio attributes have served you well thus far in 2022 and where have you encountered headwinds?

Our commitment to companies with solid financials, consistent growth and reasonable valuations has served us well. While they are not immune to many pressures exerted on their operations in challenging times, they should provide the best balance between risk and return, or as we describe it, “growth at a reasonable risk.” Headwinds to the portfolio include continued supply chain issues and “buying the dip” rallies, which are typically brief but sharp bounces led by low quality stocks. Congress can miss rallies of this type because we are not invested in speculative names.

There has been some discussion in the financial media asserting that the decade-long track record of outsized returns for growth stocks may be coming to an end. Reasons: inflation, interest rates, valuation, a shift in sentiment and no game-changers on the horizon. How would you counter those arguments?

Outsized returns for the tail ends of the growth-value spectrum are always a short-term possibility. Therefore, consistency in style, without being at an extreme, is the most important characteristic within a long-term investment philosophy. In a multi-manager portfolio such as the Liberty All-Star Growth Fund, it is critical that each manager remains true to their process to avoid major shifts in the portfolio’s characteristics. Manager reactions to changing interest rates, inflation and valuations should be reasonable and predictable.

Semi-Annual Report (Unaudited) | June 30, 2022	9

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

As a follow-on question, how do you feel mid-cap growth stocks are positioned at the current time? Are they less susceptible to the risks cited above? In particular, because it was primarily large- and mega-cap growth stocks that were perceived as overvalued, were mid-cap growth stocks less vulnerable? Or, not having the financial wherewithal of the large-caps, were they perceived as more vulnerable in a market downturn or economic recession?

Quality mid-cap stocks are as capable of providing solid long-term returns as any other market cap range. While they may have less international exposure than large-cap companies, they are more diverse and established than many small-cap companies. The key to a successful portfolio is an active approach to diversification and risk management, regardless of the stock universe.

“The key to a successful portfolio is an active approach to diversification and risk management, regardless of the stock universe.”

Give us two examples, from the portion of the Liberty All-Star Growth Fund that you manage, of Congress-style growth stocks—either recent purchases or long-term holds.

We have owned West Pharmaceutical Services (WST) for about two years. The company provides manufacturing systems and products that focus on efficiency, reliability and safety to a wide range of healthcare firms globally. With a diverse product line and many different clients, West doesn’t have too much reliance on one customer or one drug. Therefore, it should benefit from growth in end markets with less volatility in results. Another holding, Masco (MAS), has been in the portfolio for about 18 months. Masco provides paint and plumbing products to DIYers and professionals. We were attracted to the company because it focuses on North American repair and renovation markets. These markets are less volatile compared to new construction markets but provide exposure to investment in most people’s biggest asset. With rising home prices and interest rates, consumers interested in moving may need to reexamine their current housing situation and make modifications instead.

Todd, thank you very much for your insights.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.35%)
COMMUNICATION SERVICES (4.63%)
Entertainment (2.19%)
Netflix, Inc.(a)	11,793	$2,062,242
Take-Two Interactive Software, Inc.(a)	20,000	2,450,600
Walt Disney Co.(a)	22,299	2,105,025
		6,617,867
Interactive Media & Services (2.22%)
Alphabet, Inc., Class C(a)	1,843	4,031,470
Match Group, Inc.(a)	38,237	2,664,737
		6,696,207
Media (0.22%)
TechTarget, Inc.(a)	10,148	666,927

CONSUMER DISCRETIONARY (10.36%)
Distributors (0.81%)
Pool Corp.	7,000	2,458,610

Diversified Consumer Services (0.95%)
Chegg, Inc.(a)	152,202	2,858,354

Hotels, Restaurants & Leisure (2.21%)
Planet Fitness, Inc., Class A(a)	33,120	2,252,491
Wingstop, Inc.	7,133	533,334
Yum! Brands, Inc.	34,233	3,885,788
		6,671,613
Internet & Direct Marketing Retail (2.24%)
Amazon.com, Inc.(a)	50,720	5,386,971
Etsy, Inc.(a)	19,000	1,390,990
		6,777,961
Leisure Products (0.17%)
Latham Group, Inc.(a)	73,068	506,361

Multiline Retail (0.37%)
Ollie’s Bargain Outlet Holdings, Inc.(a)	19,252	1,131,055

Specialty Retail (3.39%)
Asbury Automotive Group, Inc.(a)	18,000	3,048,120
Burlington Stores, Inc.(a)	11,500	1,566,645
Floor & Decor Holdings, Inc., Class A(a)	30,500	1,920,280
MYT Netherlands Parent BV(a)(b)(c)	104,358	1,031,057

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	11

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
Williams-Sonoma, Inc.	24,000	$2,662,800
		10,228,902
Textiles, Apparel & Luxury Goods (0.22%)
Canada Goose Holdings, Inc.(a)	36,645	659,977

CONSUMER STAPLES (1.88%)
Food Products (0.96%)
McCormick & Co., Inc.	35,000	2,913,750

Household Products (0.92%)
Church & Dwight Co., Inc.	30,000	2,779,800

ENERGY (1.73%)
Energy Equipment & Services (1.73%)
Core Laboratories NV	160,461	3,178,732
Dril-Quip, Inc.(a)	78,830	2,033,814
		5,212,546
FINANCIALS (9.76%)
Banks (1.60%)
First Republic Bank	18,000	2,595,600
Seacoast Banking Corp. of Florida	67,670	2,235,817
		4,831,417
Capital Markets (6.60%)
Hamilton Lane, Inc., Class A	66,264	4,451,616
MSCI, Inc.	10,462	4,311,913
Raymond James Financial, Inc.	37,500	3,352,875
S&P Global, Inc.	11,474	3,867,426
StepStone Group, Inc., Class A	151,909	3,954,191
		19,938,021
Consumer Finance (0.96%)
American Express Co.	17,090	2,369,016
LendingTree, Inc.(a)	5,568	243,990
Upstart Holdings, Inc.(a)(c)	9,101	287,773
		2,900,779
Insurance (0.08%)
Goosehead Insurance, Inc., Class A	4,974	227,163

Thrifts & Mortgage Finance (0.52%)
Axos Financial, Inc.(a)	43,799	1,570,194

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
HEALTH CARE (22.32%)
Biotechnology (4.01%)
ACADIA Pharmaceuticals, Inc.(a)	61,536	$867,042
Horizon Pharma Plc(a)	37,500	2,991,000
Natera, Inc.(a)	17,167	608,399
Neurocrine Biosciences, Inc.(a)	37,000	3,606,760
Regeneron Pharmaceuticals, Inc.(a)	5,750	3,398,998
Ultragenyx Pharmaceutical, Inc.(a)	10,784	643,373
		12,115,572
Health Care Equipment & Supplies (6.22%)
Abbott Laboratories	28,929	3,143,136
Cooper Cos., Inc.	8,500	2,661,520
Glaukos Corp.(a)	40,826	1,854,317
Inogen, Inc.(a)	15,529	375,491
Intuitive Surgical, Inc.(a)	13,072	2,623,681
Nevro Corp.(a)	47,821	2,095,995
ResMed, Inc.	15,000	3,144,450
STERIS PLC	14,000	2,886,100
		18,784,690
Health Care Providers & Services (4.13%)
Agiliti, Inc.(a)	73,662	1,510,808
PetIQ, Inc.(a)	37,494	629,524
Progyny, Inc.(a)	63,224	1,836,657
UnitedHealth Group, Inc.	12,567	6,454,788
US Physical Therapy, Inc.	18,626	2,033,959
		12,465,736
Health Care Technology (0.68%)
Definitive Healthcare Corp.(a)(c)	39,512	906,010
Inspire Medical Systems, Inc.(a)	6,323	1,155,023
		2,061,033
Life Sciences Tools & Services (7.18%)
Azenta, Inc.	41,000	2,956,100
Charles River Laboratories International, Inc.(a)	10,500	2,246,685
Danaher Corp.	17,114	4,338,741
IQVIA Holdings, Inc.(a)	12,738	2,764,019
Mettler-Toledo International, Inc.(a)	2,500	2,871,925
NeoGenomics, Inc.(a)	10,730	87,449
Thermo Fisher Scientific, Inc.	7,093	3,853,485
West Pharmaceutical Services, Inc.	8,500	2,570,145
		21,688,549

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	13

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Pharmaceuticals (0.10%)
Aerie Pharmaceuticals, Inc.(a)	38,209	$286,567

INDUSTRIALS (11.52%)
Aerospace & Defense (0.25%)
Kratos Defense & Security Solutions, Inc.(a)	54,730	759,652

Building Products (0.92%)
Masco Corp.	55,000	2,783,000

Commercial Services & Supplies (4.27%)
Casella Waste Systems, Inc., Class A(a)	74,715	5,430,286
Copart, Inc.(a)	27,500	2,988,150
Montrose Environmental Group, Inc.(a)	132,372	4,468,879
		12,887,315
Construction & Engineering (0.82%)
Ameresco, Inc., Class A(a)	54,410	2,478,920

Electrical Equipment (0.59%)
Generac Holdings, Inc.(a)	8,500	1,789,930

Machinery (1.02%)
IDEX Corp.	17,000	3,087,710

Professional Services (1.20%)
Booz Allen Hamilton Holding Corp.	40,000	3,614,400

Road & Rail (0.81%)
Saia, Inc.(a)	13,000	2,444,000

Trading Companies & Distributors (1.64%)
SiteOne Landscape Supply, Inc.(a)	31,286	3,718,967
Transcat, Inc.(a)	21,427	1,217,268
		4,936,235
INFORMATION TECHNOLOGY (27.80%)
Communications Equipment (0.76%)
Ciena Corp.(a)	50,000	2,285,000

Electronic Equipment, Instruments & Components (4.48%)
Keysight Technologies, Inc.(a)	20,000	2,757,000
Novanta, Inc.(a)	27,655	3,353,722

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Teledyne Technologies, Inc.(a)	6,500	$2,438,215
Trimble, Inc.(a)	50,000	2,911,500
Zebra Technologies Corp., Class A(a)	7,000	2,057,650
		13,518,087
IT Services (5.69%)
Akamai Technologies, Inc.(a)	32,000	2,922,560
CI&T, Inc., Class A(a)	136,360	1,375,872
FleetCor Technologies, Inc.(a)	14,129	2,968,644
Globant SA(a)	22,080	3,841,920
Grid Dynamics Holdings, Inc.(a)	35,686	600,239
Visa, Inc., Class A	27,799	5,473,345
		17,182,580
Semiconductors & Semiconductor Equipment (3.93%)
Diodes, Inc.(a)	35,000	2,259,950
Entegris, Inc.	28,500	2,625,705
Impinj, Inc.(a)	35,377	2,075,569
Monolithic Power Systems, Inc.	8,000	3,072,320
Skyworks Solutions, Inc.	20,000	1,852,800
		11,886,344
Software (12.94%)
Adobe, Inc.(a)	5,490	2,009,669
Autodesk, Inc.(a)	19,028	3,272,055
Cerence, Inc.(a)	4,934	124,485
Ebix, Inc.(c)	18,925	319,832
Everbridge, Inc.(a)	4,632	129,186
Intuit, Inc.	11,203	4,318,084
Microsoft Corp.	22,909	5,883,718
Paycom Software, Inc.(a)	10,000	2,801,200
Qualys, Inc.(a)	21,500	2,712,010
Rapid7, Inc.(a)	17,492	1,168,466
Salesforce, Inc.(a)	21,142	3,489,276
SEMrush Holdings, Inc., Class A(a)(c)	14,921	192,929
SPS Commerce, Inc.(a)	70,475	7,967,199
Vertex, Inc., Class A(a)	143,808	1,629,345
Workday, Inc., Class A(a)	21,883	3,054,429
		39,071,883
MATERIALS (3.38%)
Chemicals (2.07%)
Ecolab, Inc.	23,049	3,544,014
Sherwin-Williams Co.	12,167	2,724,313
		6,268,327

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	15

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Containers & Packaging (1.31%)
Ball Corp.	57,440	$3,950,149

REAL ESTATE (3.97%)
Equity Real Estate Investment Trusts (REITs) (2.12%)
Equinix, Inc.	5,022	3,299,555
Sun Communities, Inc.	19,500	3,107,520
		6,407,075
Real Estate Management & Development (1.85%)
FirstService Corp.	45,995	5,574,594

TOTAL COMMON STOCKS
(COST OF $267,166,192)		293,974,852

SHORT TERM INVESTMENTS (3.59%)
MONEY MARKET FUND (2.73%)
State Street Institutional US Government Money Market Fund, 1.43%(d)
(COST OF $8,257,507)	8,257,507	8,257,507

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.86%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%
(COST OF $2,596,943)	2,596,943	2,596,943

TOTAL SHORT TERM INVESTMENTS
(COST OF $10,854,450)		10,854,450

TOTAL INVESTMENTS (100.94%)
(COST OF $278,020,642)		304,829,302

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.94%)		(2,829,945)

NET ASSETS (100.00%)		$301,999,357

NET ASSET VALUE PER SHARE
(56,308,292 SHARES OUTSTANDING)		$5.36

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2022 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,410,723.
(d)	Rate reflects seven-day effective yield on June 30, 2022.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	17

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

ASSETS:
Investments at value (Cost $278,020,642)(a)	$304,829,302
Receivable for investment securities sold	287,803
Dividends and interest receivable	111,462
Tax reclaim receivable	19,356
Prepaid and other assets	27,507
TOTAL ASSETS	305,275,430

LIABILITIES:
Payable for investments purchased	189,494
Investment advisory fee payable	203,430
Payable for administration, pricing and bookkeeping fees	114,020
Payable for collateral upon return of securities loaned	2,596,943
Accrued expenses	172,186
TOTAL LIABILITIES	3,276,073
NET ASSETS	$301,999,357

NET ASSETS REPRESENTED BY:
Paid-in capital	$287,566,233
Total distributable earnings	14,433,124
NET ASSETS	$301,999,357

Shares of common stock outstanding (authorized 200,000,000 shares at $0.10 Par)	56,308,292
NET ASSET VALUE PER SHARE	$5.36

(a)	Includes securities on loan of $2,410,723.

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $3,347)	$866,938
Securities lending income	13,281
TOTAL INVESTMENT INCOME	880,219

EXPENSES:
Investment advisory fee	1,415,447
Administration, pricing and bookkeeping fees	359,437
Audit fee	15,621
Custodian fee	24,670
Directors' fees and expenses	79,149
Insurance expense	5,955
Legal fees	27,912
NYSE fee	24,911
Proxy fees	14,456
Shareholder communication expenses	13,632
Transfer agent fees	35,239
Miscellaneous expenses	5,954
TOTAL EXPENSES	2,022,383
NET INVESTMENT LOSS	(1,142,164)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(16,613,778)
Net change in unrealized depreciation on investments	(126,389,104)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(143,002,882)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(144,145,046)

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2022	19

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
FROM OPERATIONS:
Net investment loss	$(1,142,164)	$(2,686,543)
Net realized gain/(loss) on investments	(16,613,778)	56,783,488
Net change in unrealized appreciation/(depreciation) on investments	(126,389,104)	8,985,632
Net Increase/(Decrease) in Net Assets From Operations	(144,145,046)	63,082,577

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(16,096,741)	(51,219,586)
Total Distributions	(16,096,741)	(51,219,586)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	–	87,267,859
Dividend reinvestments	6,279,951	18,689,426
Net increase resulting from Capital Share Transactions	6,279,951	105,957,285
Total Increase/(Decrease) in Net Assets	(153,961,836)	117,820,276

NET ASSETS:
Beginning of period	455,961,193	338,140,917
End of period	$301,999,357	$455,961,193

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2022 (Unaudited)

		For the Year Ended December 31,
		2021	2020	2019	2018	2017

$8.25		$7.98	$6.19	$4.94	$5.67	$4.80

(0.02)		(0.06)	(0.05)	(0.03)	(0.03)	(0.02)
(2.58)		1.46	2.51	1.74	(0.01)	1.31
(2.60)		1.40	2.46	1.71	(0.04)	1.29

(0.29)		–	–	–	–	–
–		(1.02)	(0.63)	(0.46)	(0.46)	(0.42)
(0.29)		(1.02)	(0.63)	(0.46)	(0.46)	(0.42)
–		(0.11)	(0.04)	–	(0.23)	–
$5.36		$8.25	$7.98	$6.19	$4.94	$5.67
$5.83		$9.00	$8.20	$6.50	$4.39	$5.54

(31.9	%)(d)	18.1%	42.4%	35.8%	(1.0%)	28.6%
(32.1	%)(d)	25.4%	39.4%	60.5%	(9.9%)	44.3%

$302		$456	$338	$235	$183	$154
1.13	%(e)	1.12%	1.20%	1.22%	1.25%	1.26%
(0.64	%)(e)	(0.66%)	(0.69%)	(0.57%)	(0.47%)	(0.46%)
18	%(d)	42%	55%	34%	49%	40%

Semi-Annual Report (Unaudited) | June 30, 2022	23

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 200,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2022, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2022	25

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2022:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$2,410,723	$2,596,943	$–	$2,596,943

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2022:

	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$2,596,943	$–	$–	$–	$2,596,943
Total Borrowings					$2,596,943
Gross amount of recognized liabilities for securities lending (collateral received)					$2,596,943

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$293,974,852	$–	$–	$293,974,852
Short Term Investments	10,854,450	–	–	10,854,450
Total	$304,829,302	$–	$–	$304,829,302

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the six months ended June 30, 2022.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Semi-Annual Report (Unaudited) | June 30, 2022	27

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

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Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2022.

The tax character of distributions paid during the year December 31, 2021 were as follows:

Distributions Paid From:	December 31, 2021
Ordinary Income	$26,571,453
Long-term capital gains	24,648,133
Total	$51,219,586

As of June 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$279,918,238	$70,901,431	$(45,990,367)	$24,911,064

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report (Unaudited) | June 30, 2022	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the six months ended June 30, 2022 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2022 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2022, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $64,626,865 and $72,447,560, respectively.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 7. CAPITAL TRANSACTIONS

In a rights offering, which expired on June 28, 2021, shareholders exercised rights to purchase 10,660,771 shares at a subscription price of $8.21 per share for proceeds, net of expenses of $257,071, of $87,267,859. If the shares would have been issued at the NAV the proceeds would have been $92,171,814, net of expenses.

During the six months ended June 30, 2022 and year ended December 31, 2021, distributions in the amounts of $6,279,951 and $18,689,426, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,032,248 and of 2,240,208 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

Semi-Annual Report (Unaudited) | June 30, 2022	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 10. CHANGE IN INDEPENDENT AUDITOR

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Fund. The report of Deloitte on the Fund’s financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal years ended December 31, 2021 and December 31, 2020, and through March 31, 2022, there were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such year or period. During the Fund’s fiscal years ended December 31, 2021 and December 31, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During the Fund’s fiscal year ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 31, 2022, neither the Fund, nor anyone on its behalf, consulted with Deloitte, on behalf of the Fund, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 9, 2022, upon the recommendation of the Fund’s Audit Committee, the Board of Directors of the Fund approved the engagement of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2022. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of Deloitte.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price-ratios and lower growth values.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index

Measures the performance of those Russell Midcap® companies with higher book-to-price-ratios and lower growth values.

Semi-Annual Report (Unaudited) | June 30, 2022	33

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher book-to-price-ratios and lower growth values.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

34	www.all-starfunds.com

ALL-STAR GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke*
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Tanya Tancheff, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

*Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not Applicable to semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2022, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1)  Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Letter from Deloitte & Touche, LLP.

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Fund. The report of Deloitte on the Fund’s financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal years ended December 31, 2021 and December 31, 2020, and through March 31, 2022, there were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such year or period. During the Fund’s fiscal years ended December 31, 2021 and December 31, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During the Fund’s fiscal year ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 31, 2022, neither the Fund, nor anyone on their behalf, consulted with Deloitte, on behalf of the Fund, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 9, 2022, upon the recommendation of the Fund’s Audit Committee, the Board of Directors of the Fund approved the engagement of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2022. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of the Fund’s former independent registered accounting firm on March 31, 2022.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 31, 2022

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer (Principal Financial Officer)

Date:	August 31, 2022